SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 19 - SUBSEQUENT EVENTS

(1). Bank Loans

On January 15, 2024, the Company’s subsidiary, Xi’an App-Chem, entered into a loan agreement with China Bohai Bank to borrow RMB 4.0 million (equivalent to US$0.5 million) as working capital for one year, with interest rate of 3.9% per annum and maturity date on January 21, 2025. The Company’s controlling shareholder, Mr. Yongwei Hu and his wife Ms. Jing Liu, provided guarantee to this loan.

(2) . Issuance of Shares for Stock-based Compensation

On October 2, 2023, the Company issued a total of 1,550,000 ordinary shares to employees and consultants under its 2022 Equity Incentive Plan. Included in these issuances were 100,000 ordinary shares issued as compensation to the Company’s Chief Executive Officer, Yongwei Hu. The shares issued to Mr. Hu will vest in six months.

BON NATURAL LIFE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS